UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2026

Franklin BSP Capital Corporation

(Exact name of registrant as specified in charter)

Delaware	814-01360	85-2950084
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Madison Avenue New York, New York	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 588-6770

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On June 23, 2026, Franklin BSP Capital Corporation (the “Company”) held its reconvened annual meeting of stockholders (the “Reconvened Annual Meeting”) and submitted two matters to the vote of stockholders. Stockholders considered Proposals No. 1 and No. 2 contained in the Company’s proxy statement filed on April 14, 2026 (the “Proxy Statement”). As of April 7, 2026, the record date, there were 135,981,783 shares of common stock, par value $0.001 per share (“Common Stock”) and 77,500 shares of Series A preferred stock, par value $0.001 per share (“Preferred Stock”) of the Company issued and outstanding and entitled to vote at the Reconvened Annual Meeting. A summary of the matters voted upon by the stockholders is set forth below.

Proposal – Election of Directors. The holders of the Common Stock and Preferred Stock, on an as-converted basis, elected Ronald J. Kramer and Leslie D. Michelson as Class III directors, each to serve until the 2029 annual meeting of stockholders and until his successor is duly elected and qualified.

The vote on the proposal was as follows:

Nominee	Votes For	Votes Against	Abstain
Ronald J. Kramer	64,642,842	2,968,714	3,629,958
Leslie D. Michelson	65,014,175	2,711,604	3,515,735

Proposal – Sales of Common Stock Below NAV. The holders of the Common Stock and Preferred Stock approved the proposal to authorize the Company to sell or otherwise issue shares of its Common Stock at a price below its then-current net asset value per share in one or more offerings, in each case subject to the approval of its board of directors and subject to certain conditions as set forth in the Proxy Statement (including that the number of shares issued does not exceed 25% of the Company’s then-outstanding Common Stock immediately prior to each such offering), by the vote shown below.

The vote on the proposal, including affiliated and unaffiliated shares, was as follows:

Votes For	Votes Against	Abstentions
54,353,032	12,864,085	4,024,397

The vote on the proposal, adjusted to exclude 361,966 affiliated shares, was as follows:

Votes For	Votes Against	Abstentions
53,991,066	12,864,085	4,024,397

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN BSP CAPITAL CORPORATION (Registrant)

Date: June 29, 2026	By:	/s/ Nina K. Baryski
	Name:	Nina K. Baryski
	Title:	Chief Financial Officer and Treasurer

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